GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments

March 31, 2024 (Unaudited)

Shares	Description	Value

Underlying Funds(a) – 90.5%
Equity – 30.4%
1,169,900	Goldman Sachs Large Cap Value Insights Fund — Class R6	$ 29,072,005
917,229	Goldman Sachs Large Cap Growth Insights Fund — Class R6	28,590,036
1,493,880	Goldman Sachs International Equity Insights Fund — Class R6	22,467,961
1,155,667	Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	9,904,068
508,228	Goldman Sachs Global Real Estate Securities Fund — Class R6	4,848,498
388,692	Goldman Sachs Global Infrastructure Fund — Class R6	4,835,323
155,048	Goldman Sachs Small Cap Equity Insights Fund — Class R6	4,437,471
219,240	Goldman Sachs International Small Cap Insights Fund — Class R6	2,845,732

		107,001,094

Exchange Traded Funds – 60.1%
820,806	Goldman Sachs MarketBeta U.S. Equity ETF	58,917,455
549,680	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	57,051,287
803,708	Goldman Sachs MarketBeta International Equity ETF	45,633,094
643,517	Goldman Sachs ActiveBeta International Equity ETF	22,066,198
438,337	Goldman Sachs MarketBeta Emerging Markets Equity ETF	18,970,918
298,744	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	9,362,637

		212,001,589

TOTAL UNDERLYING FUNDS – 90.5% (Cost $251,075,313)		$319,002,683

Shares	Dividend Rate	Value

Investment Company(a) – 5.3%
Goldman Sachs Financial Square Government Fund — Institutional Shares
18,811,011	5.211%	$ 18,811,011
(Cost $18,811,011)

TOTAL INVESTMENTS – 95.8% (Cost $269,886,324)		$337,813,694

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.2%		14,898,960

NET ASSETS – 100.0%		$352,712,654

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an Affiliated Issuer.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2024 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	1,106,585	AUD	1,670,000	06/20/24	$15,857
	USD	1,436,508	CHF	1,250,000	06/20/24	37,966
	USD	566,421	DKK	3,850,000	06/20/24	7,268
	USD	5,189,212	EUR	4,740,000	06/20/24	58,654
	USD	2,234,641	GBP	1,750,000	06/20/24	24,936
	USD	288,405	HKD	2,250,000	06/20/24	268
	USD	55,996	ILS	200,000	06/20/24	1,413
	USD	3,760,249	JPY	545,000,000	06/20/24	115,071
	USD	91,244	NOK	950,000	06/20/24	3,570
	USD	30,803	NZD	50,000	06/20/24	929
	USD	497,872	SEK	5,100,000	06/20/24	19,814
	USD	180,688	SGD	240,000	06/20/24	2,288

TOTAL						$288,034

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	HKD	180,000	USD	23,061	06/20/24	$(10)
	USD	33,447	CHF	30,000	06/20/24	(118)
	USD	10,812	ILS	40,000	06/20/24	(105)

TOTAL						$(233)

FUTURES CONTRACTS — At March 31, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	203	06/21/24	$53,881,275	$843,737
S&P Toronto Stock Exchange 60 Index	40	06/20/24	7,922,336	135,296

TOTAL FUTURES CONTRACTS				$979,033

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At March 31, 2024, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$5,200.000	04/03/2024	(5)	$(2,600,000)	$(29,175)	$(18,837)	$(10,338)
S&P 500 Index	5,300.000	04/10/2024	(5)	(2,650,000)	(9,800)	(12,026)	2,226
S&P 500 Index	5,300.000	04/17/2024	(5)	(2,650,000)	(15,650)	(13,234)	(2,416)
S&P 500 Index	5,320.000	04/24/2024	(5)	(2,660,000)	(17,275)	(12,461)	(4,814)
S&P 500 Index	5,175.000	04/30/2024	(1)	(517,500)	(13,120)	(4,185)	(8,935)
S&P 500 Index	5,185.000	04/30/2024	(1)	(518,500)	(12,370)	(3,549)	(8,821)
S&P 500 Index	5,265.000	04/30/2024	(1)	(526,500)	(7,060)	(4,645)	(2,415)
S&P 500 Index	5,270.000	04/30/2024	(1)	(527,000)	(6,780)	(3,275)	(3,505)
S&P 500 Index	5,340.000	04/30/2024	(1)	(534,000)	(3,560)	(2,906)	(654)
S&P 500 Index	5,350.000	04/30/2024	(1)	(535,000)	(3,195)	(3,090)	(105)
S&P 500 Index	5,365.000	04/30/2024	(4)	(2,146,000)	(11,596)	(11,596)	—
S&P 500 Index	5,370.000	04/30/2024	(4)	(2,148,000)	(10,996)	(10,996)	—
S&P 500 Index	5,375.000	04/30/2024	(4)	(2,150,000)	(10,436)	(10,436)	—
S&P 500 Index	5,380.000	04/30/2024	(4)	(2,152,000)	(9,876)	(9,876)	—
S&P 500 Index	5,385.000	04/30/2024	(4)	(2,154,000)	(9,356)	(9,316)	(40)
S&P 500 Index	5,405.000	05/31/2024	(1)	(540,500)	(5,110)	(4,099)	(1,011)
S&P 500 Index	5,410.000	05/31/2024	(1)	(541,000)	(4,930)	(4,040)	(890)
S&P 500 Index	5,420.000	05/31/2024	(1)	(542,000)	(4,600)	(4,077)	(523)

			(49)	$(26,092,000)	$(184,885)	$(142,644)	$(42,241)

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2024 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts (continued)
Puts
S&P 500 Index	$5,025.000	04/03/2024	(5)	$(2,512,500)	$(150)	$(14,542)	$14,392
S&P 500 Index	5,125.000	04/10/2024	(5)	(2,562,500)	(3,675)	(18,953)	15,278
S&P 500 Index	5,125.000	04/17/2024	(5)	(2,562,500)	(6,750)	(20,163)	13,413
S&P 500 Index	5,160.000	04/24/2024	(5)	(2,580,000)	(12,325)	(16,776)	4,451
S&P 500 Index	4,880.000	04/30/2024	(1)	(488,000)	(650)	(6,512)	5,862
S&P 500 Index	4,905.000	04/30/2024	(1)	(490,500)	(720)	(7,110)	6,390
S&P 500 Index	5,015.000	04/30/2024	(1)	(501,500)	(1,215)	(4,791)	3,576
S&P 500 Index	5,020.000	04/30/2024	(1)	(502,000)	(1,255)	(5,887)	4,632
S&P 500 Index	5,120.000	04/30/2024	(1)	(512,000)	(2,275)	(5,189)	2,914
S&P 500 Index	5,190.000	04/30/2024	(4)	(2,076,000)	(14,356)	(14,356)	—
S&P 500 Index	5,195.000	04/30/2024	(4)	(2,078,000)	(14,876)	(14,876)	—
S&P 500 Index	5,200.000	04/30/2024	(4)	(2,080,000)	(15,356)	(15,396)	40
S&P 500 Index	5,205.000	04/30/2024	(4)	(2,082,000)	(16,280)	(15,956)	(324)
S&P 500 Index	5,210.000	04/30/2024	(4)	(2,084,000)	(16,516)	(16,556)	40
S&P 500 Index	5,110.000	05/31/2024	(2)	(1,022,000)	(9,010)	(14,249)	5,239
S&P 500 Index	5,140.000	05/31/2024	(1)	(514,000)	(5,125)	(6,009)	884

			(48)	$(24,647,500)	$(120,534)	$(197,321)	$76,787

Total written option contracts			(97)	$(50,739,500)	$(305,419)	$(339,965)	$34,546

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
3 Month SOFR	$95.125	06/14/2024	16	$40,000	$800	$57,002	$(56,202)
3 Month SOFR	95.375	06/14/2024	6	15,000	188	22,050	(21,862)
3 Month SOFR	97.250	06/14/2024	32	80,000	200	31,185	(30,985)
3 Month SOFR	97.750	06/14/2024	97	242,500	606	144,545	(143,939)
3 Month SOFR	98.500	06/14/2024	128	320,000	800	19,160	(18,360)
3 Month SOFR	95.250	09/13/2024	15	37,500	4,875	60,736	(55,861)
3 Month SOFR	95.375	09/13/2024	6	15,000	1,538	24,468	(22,930)
3 Month SOFR	96.000	09/13/2024	23	57,500	2,875	32,679	(29,804)
3 Month SOFR	97.250	09/13/2024	47	117,500	2,350	63,153	(60,803)
3 Month SOFR	96.250	12/13/2024	24	60,000	6,750	37,784	(31,034)
3 Month SOFR	97.250	12/13/2024	79	197,500	8,888	127,273	(118,385)
3 Month SOFR	98.000	12/13/2024	365	912,500	20,531	69,147	(48,616)
3 Month SOFR	96.500	03/14/2025	25	62,500	11,250	42,333	(31,083)
3 Month SOFR	97.000	03/14/2025	51	127,500	13,706	67,693	(53,987)
3 Month SOFR	97.250	03/14/2025	72	180,000	15,750	131,717	(115,967)
3 Month SOFR	98.000	03/14/2025	242	605,000	25,712	73,536	(47,824)
3 Month SOFR	96.250	06/13/2025	112	280,000	102,200	201,222	(99,022)
3 Month SOFR	96.625	06/13/2025	25	62,500	16,094	43,077	(26,983)
3 Month SOFR	97.250	06/13/2025	66	165,000	23,100	81,708	(58,608)
3 Month SOFR	96.500	09/12/2025	139	347,500	135,525	232,460	(96,935)
3 Month SOFR	96.625	09/12/2025	24	60,000	21,000	44,642	(23,642)
3 Month SOFR	97.500	09/12/2025	76	190,000	28,500	85,676	(57,176)
3 Month SOFR	96.500	12/12/2025	128	320,000	151,200	235,710	(84,510)
3 Month SOFR	97.500	12/12/2025	70	175,000	33,250	84,162	(50,912)
3 Month SOFR	96.625	03/13/2026	38	95,000	45,600	56,613	(11,013)
3 Month SOFR	96.750	03/13/2026	107	267,500	115,694	189,398	(73,704)
3 Month SOFR	96.625	06/12/2026	36	90,000	47,250	56,784	(9,534)
3 Month SOFR	96.750	06/12/2026	111	277,500	131,812	200,195	(68,383)
3 Month SOFR	96.625	09/11/2026	34	85,000	48,025	56,604	(8,579)

Total purchased option contracts			2,194	$5,485,000	$1,016,069	$2,572,712	$(1,556,643)

TOTAL			2,194	$5,485,000	$1,016,069	$2,572,712	$(1,556,643)

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2024 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	— Australian Dollar
CHF	— Swiss Franc
DKK	— Denmark Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— U.S. Dollar

Investment Abbreviations:
ETF	— Exchange Traded Fund

Abbreviations:
MS & Co. Int. PLC — Morgan Stanley & Co. International PLC
SOFR	— Secured Overnight Financing Rate

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2024 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The valuation policy of the Funds and Underlying Funds is to value investments at fair value.

Investments and Fair Value Measurements — U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2024 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are generally made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2024 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2024:

Investment Type	Level 1		Level 2	Level 3

Assets
Underlying Funds	$319,002,683		$—	$—
Investment Company	18,811,011		—	—

Total	$337,813,694		$—	$—

Derivative Type

Assets
Forward Foreign Currency Exchange Contracts(a)	$—		$288,034	$—
Futures Contracts(a)	979,033		—	—
Purchased Option Contracts	1,016,069		—	—

Total	$1,995,102		$288,034	$—

Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—		$(233)	$—
Written Option Contracts	(305,419)		—	—

Total		$(305,419)	$(233)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

The Funds’ risks include, but are not limited to, the following:

Asset Allocation Risk — The Funds’ allocations to the various asset classes and to the Underlying Managers may cause the Fund to underperform other funds with a similar investment objective.

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligation, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Expenses Risk — By investing in the Underlying Funds indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also the expenses of the Fund.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2024 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund or an Underlying Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced. To the extent that the Fund also invests in securities of issuers located in or economically ties to, emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Funds’ investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolios are subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Fund has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued)

March 31, 2024 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Market Risk — The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.